February 20, 1997


Alabama Synfuel #1, Ltd.
c/o Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

Covol Technologies, Inc.
3280 North Frontage Road
Lehi, Utah 84043

         Re:      Letter Amendment

Gentlemen:

         Reference  is made to the  Amended  and  Restated  License  and  Binder
Purchase Agreement, dated as of December 12, 1997 (the "License and Binder Agreement"), by and among Alabama Synfuel #1, Ltd., as licensor, Covol Technologies, Inc., as vendor, and Birmingham Syn Fuel, LLC, as licensee.

         The parties to the License and Binder Agreement hereby amend the License and Binder Agreement as follows:

1. Deleting the language "after consummation of the transactions under the Purchase Agreement upon "Substantial Completion" of the Alabama Project as defined in the Construction Contract" in Section 3.1 and replacing such language with "after Licensee has sold an aggregate of * tons of coal briquettes/extrusions."

2. Deleting the number "*" in all places it appears in Section 3.2 and replacing all such references with "*."

         This letter agreement may be executed in one or more counterparts, all of which shall be considered one and the same letter agreement.


                                                     Very truly yours,

                                                     BIRMINGHAM SYN FUEL, LLC

                                                     By: /s/ Reynold Roeder
                                                        ---------------------
                                                         Name: Reynold Roeder
                                                         Title: Vice President


         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST SET
FORTH ABOVE:

ALABAMA SYNFUEL #1, LTD.


By:      /s/ Brent M. Cook
    -------------------------------------
Name:    Brent M. Cook
Title:   President if Its General Partner


COVOL TECHNOLOGIES, INC.


By:      /s/ Brent M. Cook
     ------------------------
Name:    Brent M. Cook
Title:   President

         * This exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Comission.